Exhibit 4.1

DERMTECH INTERNATIONAL

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

August 8, 2013

DERMTECH INTERNATIONAL

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

This Amended and Restated Investors’ Rights Agreement (the “Agreement”) is made as of the 8th day of August, 2013, by and among DermTech International, a California corporation (the “Company”), the holders of the Company’s Common Stock set forth on Exhibit A attached hereto (the “Common Holders”), and the holders of Series A Preferred Stock (as defined below) and Series B Preferred Stock (as defined below) listed on Exhibit A attached hereto (the “Preferred Holders,” and together with the Common Holders, the “Investors”).

RECITALS

WHEREAS, certain of the Investors are parties to the Series B Preferred Securities Purchase Agreement of even date herewith, between the Company and the Investors listed on the Schedule of Purchasers attached as Exhibit A thereto (the “Purchase Agreement”), and it is a condition to the closing of the sale of the Series B Preferred Stock to the Investors listed on such Schedule of Purchasers that such Investors and the Company execute and deliver this Agreement;

WHEREAS, certain of the Investors hold shares of the Company’s Series A Preferred Stock or shares of Common Stock issued upon conversion thereof (the “Existing Investors”) and possess certain registration rights, information rights, rights of first refusal and other rights pursuant to the Investors’ Rights Agreement dated as of July 30, 2010 between the Company and such Existing Investors (the “Prior Rights Agreement”);

WHEREAS, the Existing Investors desire to terminate the Prior Rights Agreement and further desire that this Agreement supersede and replace the Prior Rights Agreement in its entirety;

WHEREAS, pursuant to the terms of the Prior Rights Agreement, the Prior Rights Agreement may be amended by the consent of (i) the Company and (ii) the Existing Investors holding majority of the Registerable Securities (as defined in the Prior Rights Agreement) then outstanding; and

WHEREAS, the undersigned Investors include Existing Investors holding majority of the Registerable Securities.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Registration Rights. The Company and the Investors covenant and agree as follows:

1.1 Definitions. For purposes of this Section 1:

(i) “Affiliated Fund” means, with respect to a Holder that is a limited liability company or a limited liability partnership, a fund or entity managed by the same manager or managing member or general partner or management company or by an entity controlling, controlled by, or under common control with such manager or managing member or general partner or management company;

(ii) “Exchange Act” means the Securities Exchange Act of 1934, as amended (and any successor thereto) and the rules and regulations promulgated thereunder;

(iii) “Excluded Registration” means (i) a registration statement relating solely to the sale of securities of participants in a Company stock plan, (ii) a registration relating to a corporate reorganization or transaction under Rule 145 of the Securities Act, (iii) a registration relating solely to the offer and sale of debt securities, or (iv) a registration on any registration form that does not permit secondary sales.

(iv) “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor form under the Securities Act that permits significant incorporation by reference of the Company’s subsequent public filings under the Exchange Act;

(v) “Holder” means any Investor owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.12 of this Agreement;

(vi) “Investor Securities” means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock held by the Preferred Holders or issuable to the Preferred Holders upon the exercise of warrants sold to Preferred Holders pursuant to the Purchase Agreement (the “Series B Warrants”) (and any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such shares), and (ii) the Common Stock held by the Common Holders (and any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such shares); excluding, however, in all cases (a) any Investor Securities sold in a transaction in which the rights under this Agreement are not assigned, (b) any shares for which registration rights have terminated pursuant to Section 1.15 of this Agreement, and (c) any shares of Common Stock issued upon the conversion of Preferred Stock pursuant Article III Section 4(k) of the Restated Articles (i.e., a “Special Mandatory Conversion”).

(vii) “Major Investor” means (i) any Preferred Holder that holds at least 10,000,000 shares of the Covered Securities (as defined below) (subject to adjustment for stock splits, stock dividends, combinations, reclassifications or the like), and (ii) any Common Holder that holds at least 250,000 shares of the Covered Securities (subject to adjustment for stock splits, stock dividends, combinations, reclassifications or the like). A Major Investor includes any general partners, managing members and affiliates of a Major Investor, including Affiliated Funds;

(viii) “Preferred Stock” shall mean the Series A Preferred Stock and Series B Preferred Stock.

(ix) “Qualified IPO” means a firm commitment underwritten public offering by the Company of shares of its Common Stock prior to or in connection with which all the then-outstanding shares of Preferred Stock are converted into shares of Common Stock pursuant to the Restated Articles, provided that the aggregate gross proceeds (before deduction of underwriters’ commissions and expenses) to the Company are not less than $50 million;

(x) “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document;

(xi) “Registrable Securities” means (i) the shares of Common Stock issuable or issued upon conversion of the Preferred Stock held by the Holders or issuable to Holders upon exercise of the Series B Warrants and any assignee thereof in accordance with Section 1.12 of this Agreement, and (ii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i); excluding, however, in all cases (a) any Registrable Securities sold in a transaction in which the rights under this Agreement are not assigned, (b) any shares for which registration rights have terminated pursuant to Section 1.15 of this Agreement, or (c) any shares of Common Stock issued upon the conversion of Preferred Stock pursuant to Article III Section 4(k) of the Restated Articles (i.e., a “Special Mandatory Conversion”).

(xii) The number of shares of “Registrable Securities then outstanding” shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

(xiii) “Restated Articles” means the Company’s Eighth Amended and Restated Articles of Incorporation, as such may be amended from time to time.

(xiv) “SEC” means the Securities and Exchange Commission; and

(xv) “Securities Act” means the Securities Act of 1933, as amended (and any successor thereto) and the rules and regulations promulgated thereunder

(xvi) “Series A Preferred Stock” shall mean the Company’s Series A-1 Preferred Stock, Series A-2 Preferred Stock, and Series A-3 Preferred Stock.

(xvii) “Series B Preferred Stock” shall mean the Company’s Series B Preferred Stock.

1.2 Request for Registration.

(i) If the Company shall receive at any time after the earlier of (i) five (5) years after the Initial Closing (as defined in the Purchase Agreement), or (ii) one hundred eighty (180) days after the effective date of the Qualified IPO, a written request from the Holders of a majority of the Registrable Securities then outstanding (the “Initiating Holders”) that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities with an anticipated aggregate offering price of at least $10,000,000, then the Company shall, within 20 days after receiving such request, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), use commercially reasonable efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered within twenty (20) days after the mailing of such notice by the Company.

(ii) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by the Company, which underwriter shall be reasonably acceptable to a majority in interest of the Holders whose Registrable Securities are to be included in the underwriting. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. The Company and all Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Company in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all participating Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each participating Holder. In no event shall any Registrable Securities be excluded from such underwriting unless all other securities are first excluded from such offering. Any Registrable Securities excluded from or withdrawn from such underwriting shall be withdrawn from registration.

(iii) Notwithstanding the foregoing, if the Company shall furnish to the Initiating Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed, the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right or the similar right set forth in Section 1.4(b)(iii) more than once in any 12-month period, and provided, further, that the Company shall not register any securities for the account of itself or any other stockholder during such 90-day period (other than in a Qualified IPO or an Excluded Registration).

(iv) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

a) After the Company has effected two (2) registrations pursuant to this Section 1.2 provided, however, that such registrations have been declared or ordered effective and that either (A) the conditions of Section 1.5(a) have been satisfied or (B) the registration statements remain effective and there are no stop orders in effect to such registration statements;

b) During the period starting with the date 90 days prior to the Company’s good faith estimate of the date of filing of, and ending on a date 180 days after the effective date of, a registration subject to Section 1.3 hereof unless such offering is not the initial public offering of the Company’s securities, in which case, ending on a date 90 days after the effective date of such registration subject to Section 1.3 hereof; provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or

c) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.4 below.

1.3 Company Registration.

(i) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock under the Securities Act in connection with the public offering of such securities solely for cash (other than an Excluded Registration), the Company shall, at such time, promptly give each Investor written notice of such registration. Upon the written request of each Investor given within 20 days after mailing of such notice by the Company in accordance with Section 3.4, the Company shall, subject to the provisions of Section 1.8, use commercially reasonable efforts to cause to be registered under the Securities Act all of the Investor Securities that each such Investor has requested to be registered if any stock of the Company is registered.

(ii) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.3 prior to the effectiveness of such registration whether or not any Investor has elected to include securities in such registration. The expenses of such registration shall be borne by the Company, in accordance with Section 1.7 hereof.

1.4 Form S-3 Registration. In case the Company shall receive from any Holder or Holders of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(ii) use commercially reasonable efforts to effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $1,000,000; (iii) after the Company has effected one (1) registration pursuant to this Section 1.4 during the immediately preceding twelve (12) month period, provided, however, that such registration has been declared or ordered effective and that either (A) the conditions of Section 1.5(a) have been satisfied or (B) the registration statements remain effective and there are no stop orders in effect to such registration statements has registered; (iv) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed, the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right or the similar right set forth in Section 1.2(c) more than once in any 12-month period, and provided, further, that the Company shall not register any securities for the account of itself or any other stockholder during such 90-day period (other than an Excluded Registration); (v) in any jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already qualified to do business or subject to service of process in that jurisdiction; or (vi) during the period ending 180 days after the effective date of a registration statement subject to Section 1.3.

(iii) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

1.5 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities or Investor Securities (any such securities required to be registered, the “Covered Securities”), the Company shall, as expeditiously as reasonably possible:

(i) Prepare and file with the SEC a registration statement with respect to such Covered Securities and use commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder (or, if there are no Registrable Securities registered thereunder, upon the request of the Investors of a majority of the Investor Securities registered thereunder), keep such registration statement effective for up to 120 days, or until the distribution described in such registration statement is completed, if earlier.

(ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to 120 days, or until the distribution described in such registration statement is completed, if earlier.

(iii) Promptly notify the selling Investors of the effectiveness of such registration statement, and furnish to the selling Investors such numbers of copies of a prospectus, including any supplement to the prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Covered Securities owned by them.

(iv) Following the effective date of such registration statement, notify the selling Investors of any request by the SEC that the Company amend or supplement such registration statement, or the associated prospectus.

(v) Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the selling Investors, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless the Company is already qualified to do business or subject to service of process in that jurisdiction.

(vi) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each selling Investor and other security holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(vii) Notify each selling Investor of Covered Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for 120 days or until the distribution described in such registration statement is completed, if earlier.

(viii) Cause all such Covered Securities registered pursuant to this Section 1 to be listed on each national securities exchange or trading system on which similar securities issued by the Company are then listed.

(ix) Provide a transfer agent and registrar for all Covered Securities registered pursuant hereunder and a CUSIP number for all such Covered Securities, in each case not later than the effective date of such registration.

(x) Make generally available to its security holders, and to deliver to each selling Investor participating in the registration statement, an earnings statement of the Company that will satisfy the provisions of Section 11(a) of the Securities Act covering a period of 12 months beginning after the effective date of such registration statement as soon as reasonably practicable after the termination of such 12-month period.

1.6 Information From Selling Investors. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Covered Securities of any selling Investor that such selling Investor shall furnish to the Company such information regarding such selling Investor, the Covered Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Covered Securities. The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.4 of this Agreement if, as a result of the application of the preceding sentence, the anticipated aggregate offering price of the Covered Securities to be included in the registration does not equal or exceed the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.4(b)(2), whichever is applicable.

1.7 Expenses of Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 1.2, 1.3 and 1.4 including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of up to a maximum of $50,0000 for one counsel for the selling Investors selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company.

1.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 1.3 to include any of the selling Investors’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Covered Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Covered Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall the amount of securities of the selling Investors included in the offering be reduced below 25% of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company’s securities, in which case, the selling stockholders may be excluded if the underwriters make the determination described above and no other stockholder’s securities are included. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Covered Securities and which is a venture capital fund, or a partnership or corporation, the Affiliated Funds, partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling stockholder,” and any pro-rata reduction with respect to such “selling stockholder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling stockholder,” as defined in this sentence.

1.9 Delay of Registration. No Investor shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.10 Indemnification. In the event any Covered Securities are included in a registration statement under this Section 1:

(i) To the extent permitted by law, the Company will indemnify and hold harmless each selling Investor, any underwriter (as defined in the Securities Act) for such selling Investor and each person, if any, who controls such selling Investor or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such selling Investor, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any selling Investor, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such selling Investor, underwriter or controlling person.

(ii) To the extent permitted by law, each selling Investor will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Investor selling securities in such registration statement and any controlling person of any such underwriter or other Investor, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Investor expressly for use in connection with such registration; and each such Investor will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor, which consent shall not be unreasonably withheld; provided, that in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Investor, except in the case of willful fraud by such Investor.

(iii) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

(iv) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a selling Investor under this Subsection 1.10(d) exceed the net proceeds from the offering received by such selling Investor, except in the case of willful fraud by such selling Investor. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(v) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(vi) The obligations of the Company and Investors under this Section 1.10 shall survive the completion of any offering of Covered Securities in a registration statement under this Section 1, and otherwise.

1.11 Reports Under the Exchange Act. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit an Investor to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(i) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days after the effective date of the Qualified IPO so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

(ii) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Investors to utilize Form S-3 for the sale of their Covered Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

(iii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iv) furnish to any Investor upon request, so long as the Investor owns any Covered Securities, (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the Qualified IPO), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Investor of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

1.12 Assignment of Registration Rights. The rights to cause the Company to register Covered Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by an Investor to a transferee or assignee (i) of at least 1,000,000 shares of such securities (subject to adjustment for stock splits, stock dividends, reclassification or the like) (or if the transferring Investor owns less than 1,000,000 shares of such securities, then all Covered Securities held by the transferring Investor), (ii) that is a subsidiary, parent, partner, limited partner, retired partner, member, retired member or stockholder of an Investor, (iii) that is an Affiliated Fund, (iv) who is an Investor’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (such a relation, an Investor’s “Immediate Family Member”, which term shall include adoptive relationships), or (v) that is a trust for the benefit of an individual Investor or such Investor’s Immediate Family Member, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if the transferee agrees in writing to be bound by this Agreement and immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Covered Securities held by a transferee or assignee, the holdings of transferees and assignees of (x) a partnership who are partners or retired partners of such partnership or (y) a limited liability company who are members or retired members of such limited liability company (including Immediate Family Members of such partners or members who acquire Covered Securities by gift, will or intestate succession) shall be aggregated together and with the partnership or limited liability company; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.

1.13 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include any of such securities in any registration filed under Sections 1.2, 1.3 or 1.4 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within 120 days of the effective date of any registration effected pursuant to Section 1.2.

1.14 Lock-Up Agreement.

(i) Lock-Up Period; Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing such offering of the Company’s securities, each Investor agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company, however or whenever acquired (other than those included in the registration)

without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days but subject to such extension or extensions as may be required by the underwriters in order to publish research reports while complying with Rule 2711 of the Financial Industry Regulatory Authority, Inc.) from the effective date of such registration statement as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering.

(ii) Limitations. The obligations described in Section 1.14(a) shall apply only if all officers and directors of the Company, and all holders of greater than 1% of the Company’s capital stock on an as-converted fully diluted basis, enter into similar agreements and shall not apply to a registration relating solely to employee benefit plans or to a registration relating solely to a transaction pursuant to Rule 145 under the Securities Act.

(iii) Stop-Transfer Instructions. In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the securities of each Investor (and the securities of every other person subject to the restrictions in Section 1.14(a)).

(iv) Transferees Bound. Each Investor agrees that prior to the Company’s initial public offering it will not transfer securities of the Company unless each transferee agrees in writing to be bound by all of the provisions of this Section 1.14, provided that this Section 1.14(d) shall not apply to transfers pursuant to a registration statement or transfers after the 12-month anniversary of the effective date of the Company’s initial public offering subject to this Section 1.14.

(v) Legend. Each Investor agrees that a legend reading substantially as follows shall be placed on all certificates representing all Covered Securities of each Investor (and the shares or securities of every other person subject to the restriction contained in this Section 1.14):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD OF UP TO 180 DAYS AFTER THE EFFECTIVE DATE OF THE ISSUER’S REGISTRATION STATEMENT FILED UNDER THE ACT, AS AMENDED, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE ISSUER’S PRINCIPAL OFFICE. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

1.15 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (i) four (4) years following the consummation of a Qualified IPO, (ii) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares during a three-month period without registration, (iii) upon a Liquidation Transaction (as defined in the Restated Articles), or (iv) upon termination of this Agreement, as provided in Section 3.1.

2. Covenants of the Company.

2.1 Financial Information and Inspection Rights.

(a) Financial Information. The Company will furnish the following reports to each Major Investor:

(i) As soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred eighty (180) days after the end of each fiscal year of the Company, an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and unaudited consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year.

(ii) As soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within thirty (30) days after the end of the first, second, and third quarterly accounting periods in each fiscal year of the Company, an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and unaudited consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such period.

(iii) At least thirty (30) days prior to the beginning of each fiscal year an annual operating plan and budget for such fiscal year.

(iv) As soon as practicable after the end of each quarterly accounting period in each fiscal year, an up-to-date capitalization table.

(b) Inspection. The Company shall permit each Major Investor, at such Major Investor’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.1 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

2.2 Right of First Offer. Subject to the terms and conditions specified in this Section 2.2, the Company hereby grants to each Major Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.2, Major Investor includes any general partners, managing members and affiliates of a Major Investor, including Affiliated Funds. A Major Investor who chooses to exercise the right of first offer may designate as purchasers under such right itself or its partners or affiliates, including Affiliated Funds, in such proportions as it deems appropriate.

Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock (“Shares”), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

(i) The Company shall deliver a notice (the “RFO Notice”) to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

(ii) Within 30 days after delivery of the RFO Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the RFO Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Major Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all outstanding convertible or exercisable securities, rights, options and warrants). Such purchase shall be completed at the same closing as that of any third party purchasers or at an additional closing. The Company shall promptly, in writing, inform each Major Investor that elects to purchase all the shares available to it (each, a “Fully-Exercising Investor”) of any other Major Investor’s failure to do likewise. During the 10-day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Major Investors were entitled to subscribe but which were not subscribed for by the Major Investors that is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock then outstanding (assuming conversion of all outstanding shares of Preferred Stock).

(iii) The Company may, during the 45-day period following the expiration of the period provided in subsection 2.3(b) hereof, offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the RFO Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 60 days after the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

(iv) The right of first offer in this Section 2.3 shall not be applicable to (i) the issuance of securities in connection with stock dividends, stock splits or similar transactions; (ii) the issuance or sale of Common Stock (or options therefor) to employees, officers, consultants or directors of the Company, or other persons performing services for the Company, directly or pursuant to a stock option plan or restricted stock plan approved by the Board of Directors; (iii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities outstanding as of the date of this Agreement, including without limitation, warrants, notes or options, or issued pursuant to the Purchase Agreement; (iv) the issuance or sale of the Series B Preferred Stock and warrants pursuant to the Purchase Agreement; or (v) the issuance of securities in connection with the Company’s (1) acquisition of intellectual property, (2) entering into a strategic partnership transaction primarily for a purpose other than raising capital, (3) acquisition of real property or personal property leases, (4) acquisition of marketing rights, or (5) equipment financing or other debt financings, and (vi) securities of the Company which are otherwise excluded from the right of first offer by the affirmative vote or consent of the holders of at least a majority of the shares of Preferred Stock of the Company then outstanding, voting together as a single class on an as-converted basis. In addition to the foregoing, the right of first offer in this Section 2.3 shall not be applicable with respect to any Investor and any subsequent securities issuance, if (i) at the time of such subsequent securities issuance, the Major Investor is not an “accredited investor,” as that term is then defined in Rule 501(a) under the Securities Act, and (ii) such subsequent securities issuance is otherwise being offered only to accredited investors.

(v) The rights provided for in this Section 2.3 shall, (i) with respect to each Major Investor who is a Common Holder, terminate upon such Common Holder’s failure to become a Fully Exercising Investor after the delivery by the Company of a RFO Notice, and (ii) with respect to each Major Investor who is a Preferred Holder, terminate upon such Preferred Holder’s failure to purchase at least fifty percent (50%) of such Preferred Holder’s pro rata share of the Shares subject to the RFO Notice.

2.3 Termination of Covenants.

(i) The covenants set forth in Sections 2.1 and 2.2 shall terminate as to each Investor and be of no further force or effect (i) immediately prior to the consummation of a Qualified IPO, or (ii) upon termination of the Agreement, as provided in Section 3.1.

(ii) The covenants set forth in Section 2.1 shall terminate as to each Investor and be of no further force or effect when the Company first becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of the Exchange Act, if this occurs earlier than the events described in Section 2.7(a) above.

3. Miscellaneous.

3.1 Termination. This Agreement shall terminate, and have no further force and effect, when the Company shall consummate a Liquidation Transaction as defined in the Restated Articles.

3.2 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled. This Agreement supersedes and replaces in its entirety the Prior Agreement.

3.3 Successors and Assigns. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties (including transferees of any of the Preferred Stock or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.4 Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding; provided, however, that any amendment that adversely affects the rights granted the Common Holders must be approved by the holders of a majority of the Common Stock then outstanding, and provided, further, that any amendment or waiver of the rights granted to the Major Investors in Section 2 above shall require the consent of a majority in interest of the Covered Securities held by the Major Investors. Notwithstanding the foregoing, this Agreement may be amended with only the written consent of the Company for the sole purpose of including additional purchasers of Series B Preferred Stock as “Investors” and “Holders.” Any amendment or waiver effected in accordance with this paragraph shall be binding upon each party to the Agreement, whether or not such party has signed such amendment or waiver, each future holder of all such Registrable Securities, and the Company.

3.5 Notices. Unless otherwise provided, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by facsimile, or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address or facsimile number as set forth on Exhibit A hereto or as subsequently modified by written notice.

3.6 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

3.7 Governing Law. This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws.

3.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.9 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

3.10 Aggregation of Stock. All shares of the Preferred Stock or Common Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement

3.11 Termination of Prior Rights Agreement. The Prior Rights Agreement is hereby terminated and shall have no further force or effect.

[Signature Pages Follow]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

COMPANY:

DERMTECH INTERNATIONAL

By:	/s/ John Dobak
John Dobak, President and CEO

Address:	11099 N. Torrey Pines Road, Suite 100
La Jolla, CA 92037

Date: August 8, 2013

[COMPANY SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

COMMON AND PREFERRED HOLDER:

JACOBS INVESTMENT COMPANY LLC

/s/ Gary Jacobs
Name: Gary Jacobs
Title: Manager

Date: 7/31/13

Address:	13974 Boquita Lane
Del Mar, CA 92014

[COMPANY SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below

COMMON AND PREFERRED HOLDER:

GENE SALKIND, M.D.

/s/ Gene Salkind

Date: 7/31/13

Address:	1165 Wrack Road
Meadowbrook, PA 19046

[COMPANY SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

PREFERRED HOLDER:

PETER BRUNDAGE

/s/ Peter Brundage

Date: 7-31-13

Address:	6901 Baltimore Drive
Dallas, TX 75205

[INVESTOR SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

PREFERRED HOLDER:

KT4 PARTNERS LLC

/s/ Marc Abramowitz
Name: Marc Abramowitz
Title: Managing Member

Date: August 8, 2013

Address:	P.O. Box 1444
Ross, California 94959

[INVESTOR SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

PREFERRED HOLDER:

MICHAEL S. STOTSKY, M.D.
TRUST

Michael Sanders Stotsky Trust

/s/ Michael Sanders Stotsky Trust 9/13/12

Date: August 8, 2013

Address:	34 Gramercy Park East # MAF
New York, NY 10003

[INVESTOR SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

PREFERRED HOLDER:

DENNIS E. LOGUE

/s/ Dennis E. Logue

Date: August 8, 2013

Address:	10522 Bella Vista Drive
Fort Myers, FL 33913

[INVESTOR SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

NEW INVESTOR:

INDIVIDUAL:

/s/ Patrick E. Pellecchia
(Signature)

Name:	Patrick E. Pellecchia
(print)

Date:	7/31/13

Address:	1533 Old Welsh Road
Huntingdon Valley, PA 19006

[INVESTOR SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

NEW INVESTOR:

INDIVIDUAL:

/s/ Gregory A. Erickson
(Signature)

Name:	Gregory A. Erickson
(print)

Date:	August 8, 2013

Address:	2761 Cazadero Drive
Carlsbad, CA 92009

[INVESTOR SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

NEW INVESTOR:

ENTITY:

Touchstone Investments Defined Benefit Plan Pension Trust: Gregory A. Erickson, Trustee

/s/ Gregory A. Erickson
(Signature)

Name:	Gregory A. Erickson
(print)

Title:

Date:	August 8, 2013

Address:	2761 Cazadero Drive
Carlsbad, CA 92009

[INVESTOR SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

NEW INVESTOR:

ENTITY:

Jacobs Investment Company LLC

/s/ Jacobs Investment Company LLC
(Signature)

Name:	Gary E. Jacobs
(print)

Title:	Manager

Date:	7/31/13

Address:	13974 Boquita Dr.
Del Mar, CA 92014

[INVESTOR SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

NEW INVESTOR:

ENTITY:

Elliot Feuerstein, Trustee for Elliot Feuerstein Trust UTD 5-14-82

/s/ Elliot Feuerstein, Trustee
(Signature)

Name:	Elliot Feuerstein
(print)

Title:	Trustee

Date:	August 8, 2013

Address:	8294 Mira Mesa Blvd.
San Diego, CA 92126

[INVESTOR SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

NEW INVESTOR:

INDIVIDUAL:

/s/ Elliot Feuerstein
(Signature)

Name:	Elliot Feuerstein
(print)

Date:	August 8, 2013

Address:	8294 Mira Mesa Blvd.
San Diego, CA 92126

[INVESTOR SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

NEW INVESTOR:

ENTITY:

Elliot Feuerstein, Trustee FBO Brett Feuerstein, Feuerstein Children’s Trust UTD 3-15-89

/s/ Elliot Feuerstein, Trustee
(Signature)

Name:	Elliot Feuerstein
(print)

Title:	Trustee

Date:	August 8, 2013

Address:	8294 Mira Mesa Blvd.
San Diego, CA 92126

[INVESTOR SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

NEW INVESTOR:

ENTITY:

Elliot Feuerstein, Trustee FBO Michael Feuerstein, Feuerstein Children’s Trust UTD 3-15-89

/s/ Elliot Feuerstein, Trustee
(Signature)

Name:	Elliot Feuerstein
(print)

Title:	Trustee

Date:	August 8, 2013

Address:	8294 Mira Mesa Blvd.
San Diego, CA 92126

[INVESTOR SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

NEW INVESTOR:

INDIVIDUAL:

/s/ Peter Brundage
(Signature)

Name:	Peter Brundage
(print)

Date:	7-31-13

Address:	6901 Baltimore Drive
Dallas, TX 75205

[INVESTOR SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

NEW INVESTOR:

ENTITY:

Darakev LP, a Texas limited partnership

/s/ Kevin Wechter
(Signature)

Name:	Kevin Wechter
(print)

Title:	VP of Darakev Management, LLC, Its GP

Date:	August 8, 2013

Address:	5829 North Mesa
El Paso, TX 79912

[INVESTOR SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

NEW INVESTOR:

INDIVIDUAL:

/s/ John Dobak
(Signature)

Name:	John Dobak
(print)

Date:	August 8, 2013

Address:

[INVESTOR SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

NEW INVESTOR:

ENTITY:

Pacific Equity Ventures, L.P., a California limited partnership

/s/ Andrew Kaplan
(Signature)

Name:	Andrew Kaplan
(print)

Title:	CEO of the G.P.

Date:	7/31/13

Address:	4350 La Jolla Village Drive, Suite 110
San Diego, CA 92122

[INVESTOR SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

NEW INVESTOR:

ENTITY:

Chitayat Family Gift Trust dated 12/19/2003

/s/ Jack Chitayat
(Signature)

Name:	Jack Chitayat
(print)

Title:	Trustee

Date:	07/31/2013

Address:	1836 El Camino Del Teatro
La Jolla, CA 92037

[INVESTOR SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

NEW INVESTOR:

ENTITY:

DLA Piper LLP

/s/ Lisa Haile
(Signature)

Name:	LISA HAILE
(print)

Title:	PARTNER

Date:	8/8/2013

Address:	4365 Executive Drive, Ste 1100
San Diego, CA 92121

[INVESTOR SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

NEW INVESTOR:

ENTITY:

WS Investment Company, LLC (2013A)

/s/ Martin J. Waters
(Signature)

Name:	Martin J. Waters
(print)

Title:	Member

Date:	August 8, 2013

Address:	650 Page Mill Road
Palo Alto, CA 94304

[INVESTOR SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

NEW INVESTOR:

INDIVIDUAL:

/s/ Gene Salkind
(Signature)

Name:	Gene Salkind, MD
(print)

Date:	7/31/13

Address:	1165 Wrack Rd.
Meadowbrook, PA 19046

[INVESTOR SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

NEW INVESTOR:

ENTITY:

Michael Sanders Stotsky Trust 9/13/12

/s/ Michael Sanders Stotsky Trust 9/13/12
(Signature)

Name:	Michael Stotsky
(print)
Title:

Date:	August 8, 2013

Address:	4479 Trias Street
San Diego, CA 92103

[INVESTOR SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

NEW INVESTOR:

INDIVIDUAL:

/s/ Gary E. Jacobs
(Signature)

Name:	Gary E. Jacobs
(print)

Date:	7/31/13

Address:	13974 Boquita Dr.
Del Mar, CA 92014

[INVESTOR SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

NEW INVESTOR:

ENTITY:

Adams Family Trust, UAD 6-3-94

(Signature)

Name:	Dwight Adams
(print)

Title:	Trustee

Date:

Address:	7695 N. Ancient Indian Drive
Tucson, AZ 85718

[INVESTOR SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

NEW INVESTOR:

ENTITY:

KT4 Partners LLC

/s/ Marc Abramowitz
(Signature)

Name:	Marc Abramowitz
(print)

Title:	Managing Member

Date:	August 8, 2013

Address:	9 Willow Hill Road
Ross, CA 94957

[INVESTOR SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

NEW INVESTOR:

INDIVIDUAL:

/s/ Jack L. Stahl
(Signature)

Name:	Jack L. Stahl
(print)

Date:	8-1-13

Address:	255 E. 74th Street, Apt. 21A
New York, NY 10021

[INVESTOR SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

NEW INVESTOR:

INDIVIDUAL:

/s/ Steven M. Wetzner
(Signature)

Name:	Steven M. Wetzner
(print)

Date:	7/31/13

Address:	40 Jane Road
Newton, MA 02459-2615

[INVESTOR SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

NEW INVESTOR:

INDIVIDUAL:

/s/ Harmon Spolan
(Signature)

Name:	Harmon Spolan
(print)

Date:	7/31/13

Address:	1601 Locust Street
Philadelphia, PA 19102

[INVESTOR SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

NEW INVESTOR:

ENTITY:

Daniel Einhorn and Emily Feldman Einhorn Trust of 1994 dated 4/13/94

/s/ Emily Einhorn
(Signature)

Name:	Emily Einhorn
(print)

Title:	Trustee

Date:	8/3/13

Address:	1655 La Jolla Rancho Road
La Jolla, CA 92037

[INVESTOR SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

NEW INVESTOR:

INDIVIDUAL:

/s/ Jill M. Olson
(Signature)

Name:	Jill M. Olson
(print)

Date:	7/31/13

Address:	287 Oakhurst Place
Menlo Park, CA 94025

[INVESTOR SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

NEW INVESTOR:

INDIVIDUAL:

/s/ Dana Donovan
(Signature)

Name:	Dana Donovan
(print)

Date:	8/1/2013

Address:	10 Croton Street
Wellesley, MA 02481

[INVESTOR SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

NEW INVESTOR:

INDIVIDUAL:

/s/ Ian Katz
(Signature)

Name:	Ian Katz
(print)

Date:	18 October 2013

Address:	8 Lawson Parade
St. Ives
NSW 2075 Australia

[INVESTOR SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

NEW INVESTORS:

INDIVIDUALS:

(Signature)

Name:
(print)

Date:

Address:

ENTITIES:

(Signature)
Name:
(print)
Title:

Date:

Address:

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AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

EXHIBIT A

INVESTORS

COMMON HOLDERS:

Name	Number of Shares of Common Stock
The Jacobs Investment Company LLC	976,028
Tioga Dermatology LLC I	1,889,436
Gene Salkind, M.D.	972,195
Peter Brundage	475,000
Michael H. Gold, M.D.	541
James Goode	2,690
Daniel Einhorn and Emily Feldman Einhorn Trust of 1994	6,395
Elliot Feuerstein, Trustee for Elliot Feuerstein Trust UTD 5-14-82	12,164
Elliot Feuerstein, Trustee FBO Michael Feuerstein, Feuerstein Children’s Trust UTD 3-15-89	3,940
Elliot Feuerstein, Trustee FBO Brett Feuerstein, Feuerstein Children’s Trust UTD 3-15-89	3,940

PREFERRED HOLDERS:

Name	Class of Preferred Stock	Number of Shares
The Jacobs Investment Company LLC	A-1	2,561,908
	A-2	1,571,595
	A-3	687,500
	B	27,663,761
Peter Brundage	A-1	908,191
	A-2	897,873
	A-3	406,250
	B	8,844,413
Gene Salkind, M.D.	A-1	641,545
	A-2	1,571,595
	A-3	687,500
	B	27,663,761
KT4 Partners LLC	A-1	85,019
	A-3	33,702
	B	227,039

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AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

Name	Class of Preferred Stock	Number of Shares
STOTSKY, Michael S. M.D. Trustee FBO Michael S. Stotsky MPP	A-1	85,810
Dennis Logue	A-1	24,516
	A-3	26,562
	B	26,627
MERG Holdings Pty Ltd.	A-2	636,518
Frederick McCarthy	A-2	259,418
	A-3	56,203
	B	852,575
Elliott Feuerstein	A-3	250,000
	B	3,140,832
Elliot Feuerstein, Trustee FBO Michael Feuerstein, Feuerstein Children’s Trust UTD 3-15-89	A-3	31,250
	B	912,344
Elliot Feuerstein, Trustee FBO Brett Feuerstein, Feuerstein Children’s Trust UTD 3-15-89	A-3	31,250
	B	912,344
Michael H. Gold, M.D.	A-3	5,250
James Goode	A-3	1,250
Elias Alemesalassie	A-3	25,000
Michael McGilveny	A-3	125,000
Daniel Einhorn and Emily Feldman Einhorn Trust of 1994	A-3	62,500
	B	131,753
Patrick E. Pellecchia	A-3	141,656
	B	583,399
Gregory A. Erickson	A-3	31,241
	B	704,735
Touchstone Investments Defined Benefit Plan Pension Trust: Gregory A. Erickson, Trustee	B	250,000
Elliot Feuerstein, Trustee for Elliot Feuerstein Trust UTD 5-14-82	B	1,250,000
Darakev LP, a Texas limited partnership	B	1,875,000
John Dobak	B	937,500
Pacific Equity Ventures, L.P., a California limited partnership	B	625,000
Chitayat Family Gift Trust dated 12/19/2003	B	624,999
DLA Piper	B	1,875,000

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Name	Class of Preferred Stock	Number of Shares
WS Investment Company, LLC (2013A)	B	312,500
Adams Family Trust, UAD 6-34-94	B	532,548
Dana Donovan	A-3	50,000
	B	266,274
Gary Jacobs	B	40,310,958
Harmon Spolan	A-3	62,500
	B	133,137
Jack L. Stahl	A-3	101,107
	B	193,354
Jill M. Olson	A-3	154
	B	1,887
Likipi Holding SA	A-3	169,045
	B	1,983,207
Michael Sanders Stotsky Trust	B	312,500
Steven M. Wetzner	A-3	67,405
	B	133,137

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